Form 8-KA2 Page 28


                              KINGSTON SYSTEMS INC.
                INDEX TO UNAUDITED PRO-FORMA FINANCIAL STATEMENTS

Exhibit 99.3                                                              Page
                                                                          Number
                                                                          ------
KINGSTON SYSTEMS INC.-UNAUDITED PRO-FORMA FINANCIAL STATEMENTS AND NOTES

Overview                                                                      29

Pro-forma Balance Sheet as of July 2, 2005                                    30

Pro-forma Statement of Operations for the quarter ended July 2, 2005          31

Pro-forma Statement of Operations for the year ended March 31, 2005           32

Notes to the Pro-forma Financial Statements                                   33

                                                              Form 8-KA2 Page 29


                              KINGSTON SYSTEMS INC.
                    UNAUDITED PRO-FORMA FINANCIAL INFORMATION

The following unaudited pro-forma combined balance sheet is derived from the balance sheets of Kingston Systems Inc. ("Kingston" or the "Company", as of July 2, 2005). The unaudited pro-forma balance sheet reflects the Company's acquisition of Parallel Robotic's Systems Inc. ("Robotics") and assumes that such acquisition was consummated as of July 2, 2005. The following unaudited pro-forma statements of operations are derived from the statements of operations elsewhere or incorporated by reference into this Form 8-KA2 and from the historical financial statement of the Company and Robotics. The unaudited pro-forma combined statements of operations for the year ended March 31, 2005 and the three month period ended July 2, 2005 give effect to the asset acquisition as if it had occurred, with the exception of the goodwill impairment, at the beginning of each of those periods. The amount shown as the impairment of goodwill was the amount computed as of July 2, 2005.

The unaudited pro-forma combined balance sheet and statements of operations should be read in conjunction with the financial statements of the Company and Robotics, and the respective notes thereto included elsewhere in the Form 8-KA2. The pro-forma combined statements of operations do not purport to represent what the results of operations would actually have been if the acquisition had occurred on the date indicated or to project the results of operations for any future period or date. The pro-forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes thereto.

                                                              Form 8-KA2 Page 30


                             KINGSTON SYSTEMS, INC.
              PRO-FORMA UNAUDITED BALANCE SHEETS AS OF JULY 2, 2005

                                                                Kingston         Parallel       Adjusting
                                                                 Systems         Robotics        Entries          Consolidated
                                                               ------------    ------------    ------------       ------------
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                      $         --    $      6,550    $         --       $      6,550

Accounts receivable                                                      --          40,318              --             40,318

Inventory                                                                --         118,940              --            118,940

Related party working capital advances                                   --          96,915              --             96,915

Other current assets                                                     --             765              --                765
                                                               ------------    ------------    ------------       ------------
TOTAL CURRENT ASSETS                                                     --         263,488              --            263,488

OTHER ASSETS:
Property and equipment                                                   --          11,178              --             11,178

Software                                                                 --           2,069              --              2,069

Software development costs                                               --          96,424              --             96,424

Security deposits                                                        --          12,000              --             12,000

Goodwill                                                                 --              --       1,778,187 a)
                                                                                                 (1,778,187)b)              --
                                                               ------------    ------------    ------------       ------------
TOTAL ASSETS                                                   $         --    $    385,159    $         --       $    385,159
                                                               ============    ============    ============       ============

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable                                               $         --    $      9,882    $         --       $      9,882

Accrued expenses                                                    112,500          19,709              --            132,209

Deferred revenue                                                         --         136,727              --            136,727

Credit card advances, related party                                      --          76,346              --             76,346

Judgment payable, including accrued interest of $616,890            968,119              --              --            968,119

Wages payable, related party                                         46,300              --              --             46,300

Note payable, including accrued interest of $336,611                     --       1,836,752      (1,836,752) a)             --

Loan payable, auto                                                       --           3,730              --              3,730

Note payable, related party                                              --             200              --                200
                                                               ------------    ------------    ------------       ------------
TOTAL CURRENT LIABILITIES                                         1,126,919       2,083,346      (1,836,752)         1,373,513

LONG TERM LIABILITIES:
Note payable                                                             --          80,000              --             80,000
                                                               ------------    ------------    ------------       ------------
TOTAL LIABILITIES                                                 1,126,919       2,163,346      (1,836,752)         1,453,513

SHAREHOLDERS' DEFICIT:
Common stock: $0.01 par value; 10,000,000 shares authorized;
  5,601,140 shares issued and outstanding as of July 2, 2005         49,889              --           6,123  a)         56,012

Additional paid-in capital                                       10,007,601              --       1,830,629  a)     11,838,230

Accumulated deficit                                             (11,143,653)     (1,778,187)      1,778,187  a)             --
                                                                                                 (1,778,187) b)    (12,921,840)


Treasury stock at cost; 24,906 shares                               (40,756)             --              --            (40,756)
                                                               ------------    ------------    ------------       ------------
Total shareholders' deficit                                      (1,126,919)     (1,778,187)      1,836,752         (1,068,354)
                                                               ------------    ------------    ------------       ------------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                    $         --    $    385,159    $         --       $    385,159
                                                               ============    ============    ============       ============

                                                              Form 8-KA2 Page 31


                             KINGSTON SYSTEMS, INC.
                  PRO-FORMA UNAUDITED STATEMENTS OF OPERATIONS
                  FOR THE PERIOD APRIL 1, 2005 TO JULY 2, 2005

                                                        Kingston         Parallel
                                                         Systems         Robotics      Adjustments        Consolidated
                                                       ------------    ------------    ------------       ------------
Equipment revenue                                      $         --    $         --    $         --       $         --
Services revenue                                                 --          11,010              --             11,010
                                                       ------------    ------------    ------------       ------------
Total revenue                                                    --          11,010              --             11,010

Cost of sales                                                    --          18,262              --             18,262
                                                       ------------    ------------    ------------       ------------
Gross profit (loss)                                              --          (7,252)             --             (7,252)

Operating expense:
Selling                                                          --           8,746              --              8,746
General and administrative                                   12,500          64,906              --             77,406
Research and development                                         --           9,759              --              9,759
Goodwill impairment                                              --              --       1,778,187  b)      1,778,187
                                                       ------------    ------------    ------------       ------------
Total operating expense                                      12,500          83,411       1,778,187          1,874,098
                                                       ------------    ------------    ------------       ------------
Operating loss                                              (12,500)        (90,663)     (1,778,187)        (1,881,350)
                                                       ------------    ------------    ------------       ------------
Other expense:
Interest expense                                             (7,962)         (2,231)             --            (10,193)
                                                       ------------    ------------    ------------       ------------
Total other expense                                          (7,962)         (2,231)             --            (10,193)
                                                       ------------    ------------    ------------       ------------

Net loss before provision
  for income taxes                                          (20,462)        (92,894)     (1,778,187)        (1,891,543)

Provision for income taxes                                       --              --              --                 --
                                                       ------------    ------------    ------------       ------------

Net loss                                               $    (20,462)   $    (92,894)   $ (1,778,187)      $ (1,891,543)
                                                       ============    ============    ============       ============
Basic and diluted loss
  per share                                            $      (0.00)                                      $      (0.34)
                                                       ------------                                       ------------
Weighted-average number of
  common shares outstanding                               4,988,889                                          5,601,140
                                                       ============                                       ============

                                                              Form 8-KA2 Page 32


                             KINGSTON SYSTEMS, INC.
                  PRO-FORMA UNAUDITED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2005

                                                        Kingston         Parallel
                                                         Systems         Robotics      Adjustments        Consolidated
                                                       ------------    ------------    ------------       ------------
Equipment revenue                                      $         --    $    546,087    $         --       $    546,087
Services revenue                                                 --         201,099              --            201,099
                                                       ------------    ------------    ------------       ------------
Total revenue                                                    --         747,186              --            747,186

Cost of sales                                                    --         521,165              --            521,165
                                                       ------------    ------------    ------------       ------------
Gross profit                                                     --         226,021              --            226,021

Operating expense:
Selling                                                          --          58,148              --             58,148
General and administrative                                   50,000         337,561              --            387,561
Research and development                                         --          40,244              --             40,244
Goodwill impairment                                              --              --       1,778,187  b)      1,778,187
                                                       ------------    ------------    ------------       ------------
Total operating expense                                      50,000         435,953       1,778,187          2,264,140
                                                       ------------    ------------    ------------       ------------
Operating loss                                              (50,000)       (209,932)     (1,778,187)        (2,038,119)
                                                       ------------    ------------    ------------       ------------
Other expense:
Interest expense                                            (31,849)       (155,812)             --           (187,661)
                                                       ------------    ------------    ------------       ------------
Total other expense                                         (31,849)       (155,812)             --           (187,661)
                                                       ------------    ------------    ------------       ------------

Net loss before provision
  for income taxes                                          (81,849)       (365,744)     (1,778,187)        (2,225,780)

Provision for income taxes                                       --              --              --                 --
                                                       ------------    ------------    ------------       ------------

Net loss                                               $    (81,849)   $   (365,744)   $ (1,778,187)      $ (2,225,780)
                                                       ============    ============    ============       ============
Basic and diluted loss
  per share                                            $      (0.02)                                      $      (0.40)
                                                       ------------                                       ------------
Weighted-average number of
  common shares outstanding                               4,988,889                                          5,601,140
                                                       ============                                       ============

                                                              Form 8-KA2 Page 33


                              KINGSTON SYSTEMS INC.
              NOTES TO THE UNAUDITED PRO-FORMA FINANCIAL STATEMENTS

a) The Flood Trust ("the "Trust"), as a lender of capital to Robotics and as payee, was issued a $1,836,752 promissory note by Robotics. The $1,836,752 promissory note to the Trust was transferred to Kingston and subsequently forgiven.

The forgiveness of the promissory note constituted the purchase price for Robotics. The Trust acquired shares in Kingston by assigning to Kingston, as consideration, its rights as payee under the promissory note, in exchange for 612,251 newly issued shares of Kingston's common stock, recorded on the books of Kingston at $3.00 per share, which resulted in $6,123 of common stock and $1,830,629 of additional paid-in capital. The basis of Robotic's capital assets acquired had their basis restated to their fair value with the excess of the purchase price over the net assets acquired recorded as goodwill.

b) Subsequent to the acquisition, the Company evaluated the goodwill for impairment and determined that it was impaired in the amount of $1,778,187. The goodwill was eliminated and Kingston's accumulated deficit increased.